Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Sunrise Mining Corporation (the “Company”) for the year ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Vice President and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Sunrise Mining Corporation.

Date: December 21, 2007	/s/ Shaojun Sun
Shaojun Sun, Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Sunrise Mining Corporation, and will be retained by Sunrise Mining Corporation, and furnished to the Securities and Exchange Commission or its staff upon request.